UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2017

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

As reported under Item 8.01 of this current report on Form 8-K, Egalet Corporation (the “Company”) issued a press release on January 9, 2017 announcing the United States Food and Drug Administration’s (“FDA”) approval of ARYMO™ ER.  During a conference call and webcast scheduled to be held at 8:15 P.M. Eastern Time on January 9, 2017, Company management will discuss the FDA approval. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this current report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01                                           Other Events.

On January 9, 2017, the Company announced that the FDA has approved ARYMO™ ER (morphine sulfate) extended-release tablets C-II for the management of pain severe enough to require daily, around-the-clock, long-term opioid treatment and for which alternative treatment options are inadequate.  The label for ARYMO™ ER is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In connection with the FDA’s approval of ARYMO™ ER, the Company intends to deliver notice triggering the second $40,000,000 tranche of the Company’s senior secured debt financing previously announced on August 31, 2016. In connection with the funding of the second tranche, the note purchasers will also receive a royalty right, representing a right to receive an aggregate 1.5% royalty payment on net sales of ARYMO ER. The terms of the senior secured debt financing and royalty rights are further described in the Company’s current report on form 8-K filed on September 1, 2016.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 9, 2017 (furnished herewith).
99.2	Label for ARYMO™ ER (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2017	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 9, 2017 (furnished herewith).
99.2	Label for ARYMO™ ER (filed herewith).